UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 3, 2016

Emmaus Life Sciences, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-53072	41-2254389
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, CA 90503

(Address, including zip code, off principal executive offices)

Registrant’s telephone number, including area code 310-214-0065

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 3, 2016, Emmaus Life Sciences, Inc. (“we,” “us,” “our,” “Emmaus” or the “company”) appointed Willis C. Lee as our Chief Financial Officer, effective immediately. Mr. Willis Lee succeeds Steve Lee, who has served as the Company’s Interim Chief Financial Officer since April 29, 2016. Steve Lee will continue in his prior role as an independent consultant to the Company.

Mr. Willis Lee has served as our Chief Operating Officer since May 2011, as a director since December 2015, and as Vice-Chairman of the Board of Directors since January 2016. He will continue to serve in these roles.  Mr. Lee previously served as a director of the company from May 2011 to May 2014 and also served as the Co-Chief Operating Officer and Chief Financial Officer and as a director of Emmaus Medical, Inc. from March 2010 to May 2011. Prior to that, he was the Controller at Emmaus Medical, Inc. from February 2009 to February 2010. From 2004 to 2010, Mr. Lee led worldwide sales and business development of Yield Dynamics product group at MKS Instruments, Inc., a provider of instruments, subsystems, and process control solutions for the semiconductor, flat panel display, solar cell, data storage media, medical equipment, pharmaceutical manufacturing, and energy generation and environmental monitoring industries.

Mr. Lee received his B.S. and M.S. degrees in Physics from University of Hawaii (1984) and University of South Carolina (1986), respectively.

There are no reportable family relationships or related party transactions (as defined in Item 404(a) of Regulation S-K) involving the Company and Mr. Willis Lee.

There is no change in Mr. Willis Lee’s compensation from that disclosed in Item 11 of our Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 20, 2016, which disclosure is incorporated herein by reference

Item 8.01              Other Events

On October 3, 2016, we issued a press release announcing that we have received $20 million from a private placement to two Korean-based public companies.   As previously reported, we also announced that we have agreed to invest $14 million of the proceeds in the two Korean companies.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits.

Exhibit No.	Description
99.1	Press release dated October 3, 2016 re: Emmaus Life Sciences Completes $20 Million Private Placement From Two Korean-based Public Companies

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2016	EMMAUS LIFE SCIENCES, INC.

	By:	/s/ YUTAKA NIIHARA
	Name:	Yutaka Niihara, M.D., M.P.H.
	Title:	Chief Executive Officer